UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment 1

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2009

AUDIOVOX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number)

13-1964841
(I.R.S. Employer Identification No.)

180 Marcus Blvd., Hauppauge, New York	11788
(Address of principal executive officers)	(Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Explanatory Note

On July 14, 2009, Audiovox Corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Filing”) which Original Filing, although signed by Charles M. Stoehr, Chief Financial Officer of the Company on July 14, 2009, was not filed with a conformed signature.  The Company is filing this 8-K/A to clarify that the Original Filing was signed and except as described above, no other changes have been made to the Original Filing, and this Form 8-K/A does not modify or update any other information in the Original Filing.

Item 2.02	Results of Operations and Financial Condition.

On July 10, 2009, Audiovox Corporation (the "Company") issued a press release announcing its earnings for the three months ended May 31, 2009. A copy of the release is furnished herewith as Exhibit 99.1.

Item 8.01	Other Events.

On July 13, 2009, the Company held a conference call to discuss its financial results for the three months ended May 31, 2009. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2,  shall not be deemed to be filed for the  purposes  of  Section  18 of the Securities  Exchange Act of 1934, as amended,  and will not be  incorporated  by reference  into any  registration  statement  filed under the  Securities Act of 1933, as amended,  unless specifically  identified therein as being incorporated therein by reference.

Item 9.01(d).	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 10, 2009, relating to Audiovox Corporation's earnings release for the three months ended May 31, 2009 (filed herewith).

99.2	Transcript of conference call held on July 13, 2009 at 10:00 am (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUDIOVOX CORPORATION (Registrant)

Date: July 14, 2009                                                                               BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer